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[SANWA BANK LOGO]
                                                                   EXHIBIT 10.29



                    AMENDMENT OF COMMERCIAL CREDIT AGREEMENT

This Amendment of Commercial Credit Agreement ("Amendment") is made and entered into this 15th day of January 1997 by and between SANWA BANK CALIFORNIA (the "Bank") and INTERACTIVE GROUP, INC. (the "Borrower") with respect to the following:

This Amendment shall be deemed to be a part of and subject to that certain commercial credit agreement between the parties hereto and dated as of October 24, 1995, as it may have been or be amended from time to time, and any and all addenda, riders, exhibits and schedules thereto (collectively, the "Agreement"). Unless otherwise defined herein, all terms used in this Amendment shall have the same meanings as in the Agreement. To the extent that any of the terms or provisions of this Amendment conflict with those contained in the Agreement, the terms and provisions contained herein shall control.

WHEREAS, the Borrower and the Bank mutually desire to extend, amend and/or modify the Agreement.

NOW THEREFORE, for value received and hereby acknowledged, the Borrower and the Bank agree as follows:

1. REVISED ADDITIONAL INDEBTEDNESS. Section 6.11 (iii) of the Agreement (entitled "Additional Indebtedness") is hereby deleted in its entirety and replaced with the following: "6.11 (iii). indebtedness with The Royal Bank of Scotland for 100,000.00 pounds, (iv) indebtedness in the amount of $2,500,000.00 to Fourth Shift Corporation, (v) permitted leases in the aggregate amount of $250,000.00" .

2. REVISED DEBT TO NET WORTH RATIO. The ratio of "3.10 to 1.00" contained in
Section 6.16B of the Agreement (entitled "Debt to Net Worth Ratio") is hereby amended to be the ratio of "2.10 to 1.00".

3. REVISED CURRENT RATIO. Section 6.16C of the Agreement (entitled "Current Ratio") is hereby deleted in its entirety and replaced with the following:
"6.16C. Quick Ratio. A minimum ratio of the sum of cash, cash equivalents and accounts receivable to current liabilities of not less than 1.00 to 1.00".

4. DEBT SERVICE COVERAGE RATIO. A new Section 6.16E is hereby added to the Agreement which reads as follows: "6. 16E. Debt Service Coverage Ratio. A minimum debt service coverage ratio of not less than 1.50 to 1.00, where such ratio is defined as net profit after taxes plus depreciation and interest expense divided by the current portion of long term debt and interest expense".

5. INCORPORATION INTO AGREEMENT. On and after the effective date of this Amendment, each reference in the Agreement to "this Agreement', 'hereunder', "hereof, "herein" or words of like import referring to the Agreement shall mean and be referenced to the Agreement as amended by this Amendment.

6. NO WAIVER. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of. or operate as a waiver of any right, power or remedy of the Bank under, the Agreement.

7. CONFIRMATION OF OTHER TERMS AND CONDITIONS. Except as specifically provided in this Amendment, all other terms, conditions and covenants of the Agreement which are unaffected by this Amendment shall remain unchanged and shall continue in lull force and effect and the Borrower hereby covenants and agrees to perform and observe all terms, covenants and agreements provided for in the Agreement, as hereby amended.


IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first hereinabove written.


BANK:                                    BORROWER:

SANWA BANK CALIFORNIA                    INTERACTIVE GROUP, INC.

By: /s/                                  By: /s/ Robert C. Vernon
   -----------------------------             ----------------------------
   Thomas L. Gore, Authorized Officer        Robert C. Vernon, Chief Executive
                                             Officer & Chairman

                                         By: /s/ Michael D. Reynolds
                                             ----------------------------
                                             Michael D. Reynolds, Chief
                                             Financial Officer & Secretary



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